UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2006

Advance America, Cash Advance Centers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32363	58-2332639
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 North Church Street
Spartanburg, South Carolina 29306

(Address of principal executive offices) (Zip Code)

(864) 342-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 20, 2006, Advance America, Cash Advance Centers, Inc. (the “Company”) announced that the Company’s subsidiary in Pennsylvania has begun offering consumers in that state a new financial service called the Advance America Choice-Line of Credit. This service allows customers access to up to $500 in credit for a monthly participation fee plus interest on outstanding loan balances. The related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 20, 2006, of Advance America, Cash Advance Centers, Inc. furnished pursuant to Item 8.01 Other Events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 20, 2006

Advance America, Cash Advance Centers, Inc.

By:	/s/ John I. Hill
John I. Hill
Executive Vice President and
Chief Financial Officer

Exhibit Number	Description
99.1	Press Release, dated June 20, 2006, of Advance America, Cash Advance Centers, Inc. furnished pursuant to Item 8.01 Other Events.